Exhibit 31.1

Certification of Chief Executive Officer, pursuant to Rules 13a-14(a) and 15d-14(a) Under the Securities Exchange Act of 1934

I, Shengwei (Sean) Da, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of AMC Robotics Corp.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within those entities;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding reliability of financial reporting;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about their effectiveness as of the end of the period covered by this report; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting;

5.	The registrant’s other certifying officer and I have disclosed to the auditors and the audit committee:

(a) All significant deficiencies and material weaknesses in internal control over financial reporting; and

(b) Any fraud involving management or employees with a significant role in internal control over financial reporting.

Date: May 5, 2026

/s/ Shengwei (Sean) Da
Shengwei (Sean) Da
Chief Executive Officer
(Principal Executive Officer)